SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2004

SCHOOL SPECIALTY, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	000-24385	39-0971239
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

W6316 Design Drive

Greenville, Wisconsin 54942

(Address of principal executive offices)

Registrant’s telephone number, including area code: (920) 734-5712

Item 5. Other Events and Regulation FD Disclosure.

On August 5, 2004, School Specialty, Inc. issued a press release calling for the redemption of its six percent convertible subordinated notes due August 1, 2008. The press release is filed as Exhibit 99.1 hereto.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
99.1	Press Release of School Specialty, Inc., dated August 5, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SCHOOL SPECIALTY, INC.
(Registrant)

Date: August 5, 2004	/s/ David J. Vander Zanden
David J. Vander Zanden
President and Chief Executive Officer
(Principal Executive Officer)

Date: August 5, 2004	/s/ Mary M. Kabacinski
Mary M. Kabacinski
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of School Specialty, Inc., dated August 5, 2004.